SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No ____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

UNITED HERITAGE CORPORATION Name of the Registrant as Specified In Its Charter
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: Not applicable

(2) Aggregate number of securities to which transaction applies: Not applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

(4) Proposed maximum aggregate value of transaction: Not applicable

(5) Total fee paid: Not applicable

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: Not applicable Form, Schedule or Registration Statement No.: Not applicable Filing Party: Not applicable Date Filed: Not applicable

UNITED HERITAGE CORPORATION
200 North Loraine, Suite 400
Midland, Texas 79701
Telephone (432) 686-2618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of United Heritage Corporation (the “Company”) will be held on Tuesday, February 20, 2007, at 10:00 a.m. (Central Time), at the Company’s executive offices located at 200 North Loraine, Suite 400, Midland, Texas 79701 for the following purposes:

(1) To elect the seven persons listed in the Proxy Statement that accompanies this Notice to serve as directors of the Company;

(2) To ratify the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company’s independent auditors for the fiscal year ending March 31, 2007;

(3) To approve the issuance of 33,333 shares of our Common Stock to Erick Richardson, a principal in the law firm of Richardson & Patel LLP, our legal counsel, as required by Section 4350(i)(1)(A) of the Nasdaq Marketplace Rules; and

(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on January 10, 2007 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please return the enclosed proxy as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors

/s/ Kenneth Levy
Kenneth Levy, Secretary

Midland, Texas
January 12, 2007

UNITED HERITAGE CORPORATION
200 NORTH LORAINE, SUITE 400
MIDLAND, TEXAS 79701
TELEPHONE (432) 686-2618

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held February 20, 2007

VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Heritage Corporation, a Utah corporation (referred to as the “Company”, “we”, “our” or “us”) for use at our Annual Meeting of Shareholders to be held at our executive offices, located at 200 North Loraine, Suite 400, Midland, Texas 79701, on Tuesday, February 20, 2007, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about January 19, 2007.

A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 is being mailed concurrently herewith to all shareholders of record at the close of business on January 10, 2007. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

Revocability of Proxy and Voting of Shares

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company’s Secretary at our principal executive offices located at 200 North Loraine, Suite 400, Midland, Texas 79701. The proxy may also be revoked by attending the meeting and voting in person.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. If no instructions are indicated, the proxy will be voted FOR the approval of the proposals. We currently know of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors has fixed January 10, 2007 as the record date (the “Record Date”) for determining holders of our Common Stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 6,446,850 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum exists, action on a matter (including the election of directors) is approved if a majority of the votes in attendance at the meeting are cast in favor of the action. Cumulative voting is not permitted. Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the election of the seven director-nominees named on the proxy, “FOR” approval of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors, as our independent auditors and “FOR” approval of the issuance of 33,333 shares of Common Stock to Erick Richardson, a principal in the law firm of Richardson & Patel LLP, our legal counsel. Proxies cannot be voted for a greater number of persons than the number of director-nominees named.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

Shares which abstain from voting as to the proposals, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposals (“broker non-votes”), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposals has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposals.

Solicitation

The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Delivery of Documents to Shareholders Sharing an Address

We will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

United Heritage Corporation
Attn: Corporate Secretary
200 North Loraine, Suite 400
Midland, Texas 79701
Telephone No.: (432) 686-2618

PROPOSALS
PROPOSAL#1 - Election Of Seven Directors

Our bylaws provide that the Board of Directors shall be comprised of not less than three nor more than eleven members, and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the shareholders of the Company.

The names of the nominees for directors and other information about them appears below. All of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

C. Scott Wilson
President and Chief Executive Officer
Director since December 2005
Age 54

C. Scott Wilson graduated from Ohio Wesleyan University in 1974 with a Bachelor of Arts degree in History. He earned a Masters of International Management in 1978 from the American Graduate School of International Management (Thunderbird). He began his banking career at First City National Bank of Houston in 1978 and in 1986 joined Western Bank as Senior Vice President and Manager of its Energy Division. From 1989 until 2000, Mr. Wilson served as a Managing Director of Energy Corporate Finance and later as Managing Director of Energy Corporate Finance/Underwriting & Distribution with CIBC World Markets in Houston, Texas and New York. In 2000, Mr. Wilson founded Wolfden Corporation, a financial consulting company providing expertise and assistance in raising debt and equity capital, asset divestment and valuation. He served as Wolfden’s President until 2003 when he joined Sterling Bank, a $3 billion Houston-based financial institution, as Senior Vice President Energy Lending. In 2005 he joined Mizuho Corporate Bank, Ltd. as Senior Vice President, Energy Lending where he continued until January 2006. Mr. Wilson is a member of the Independent Petroleum Association of America.

Kenneth Levy
Chief Financial Officer and Secretary
Director since December 2005
Age 60

Kenneth Levy graduated in 1968 from Hofstra University with a Bachelor of Arts degree in chemistry. After graduation he became a registered representative with Stein Decker-Friedman, a NYSE broker-dealer. From 1972 until 1975, he was employed by Scientific Products, a division of American Hospital Supply, eventually becoming national accounts manager. In 1976, Mr. Levy founded and operated Aragorn Specialties Inc., a chain of 21 retail stores. In 1987 he founded, and was an officer and director of, Global Capital Group., an investment banking and brokerage firm. Mr. Levy organized funding in 1990 for the acquisition of, and he operated, MR International Enterprises, which operated various businesses in the former Soviet Union. During the 1990s, Mr. Levy served as a director of Norton Drilling, and as a director and officer of DSI Industries Inc. and American Electromedics Corp., firms engaged in the development of medical devices. He currently serves on the board of directors of MVP Group International Inc., a privately held manufacturer of candles.

Bruce Ransom
Director since February 2006
Age 41

Bruce Ransom is a graduate of the University of Manitoba, where he completed his Bachelor of Commerce degree (honors) in 1987. Mr. Ransom has over 21 years of investment banking and company development experience. He founded the Lothian Group in 1995 and has been the Managing Director of Lothian Brazil since its inception in 2000 where he developed that company’s commodity trading business. He became the Chief Executive Officer of Lothian Bancorp, Inc. upon its formation in June 2002, leading the company in the development of strategic partnerships in acquisitions and finance. Since August 2004, Mr. Ransom has been the Chief Executive Officer of Lothian Energy, initiating projects in South America (Brazil, Peru and Ecuador), China and Yemen, prior to joining Lothian Oil Inc. in September of the same year. Prior to the establishment of the Lothian Group, Mr. Ransom founded Navigator Fund Company, a Canadian mutual fund company.

Thomas Kelly,
Director since February 2006
Age 51

Thomas Kelly graduated with a Bachelor of Arts degree in business from Baylor University in 1977 and in 1981 co-founded Baytech, Inc., an oil and gas exploration and production company with primary operations in West Texas and Oklahoma. Mr. Kelly managed all aspects of prospect development, exploration, and fundraising for the company. Baytech drilled over 200 exploratory wells, acquired various producing assets and was sold to Energen Corporation, a publicly traded company, for $205 million in cash and stock in 2002. From January 2005 to August 2006, Mr. Kelly was a director of Allis-Chalmers Energy, Inc., a publicly traded oil and gas company. He has been Chairman of United Fuel & Energy Corporation, a publicly traded company and the largest provider of fuel and propane in West Texas, since its inception in January 1999.

Raoul J. Baxter,
Director since February 2006
Age 57

Raoul J. Baxter graduated from Centre College of Danville, Kentucky in 1970 with a degree in History and Russian Language and a minor in Biology. In 1974, he received a graduate degree from the University of Kentucky in Animal Nutrition with a specialization in Equine Nutrition. Until 1978 he was an Animal Nutritionist and Sales Manager for the Bi-County Farm Bureau, the Indiana Farm Bureau Co-op. He then joined Kahn’s and Company, part of the Sara Lee Meat Group, where he became Senior Vice President in 1982, the year in which he earned a Juris Doctor from the Chase College of Law. While with Kahn’s, Mr. Baxter completed an Executive Business Program in 1983 at the University of Cincinnati and an Executive Business Development Program in 1984 at the Kellogg School of Business, Northwestern University. In 1987, Mr. Baxter joined John Morrell & Company, a division of Chiquita Brands International as Executive Vice President. He became Vice-President/Corporate Development of Smithfield International, Inc., a subsidiary of Smithfield Foods in 1992, and grew its international sales from zero to in excess of $200 million. Since 1997 Mr. Baxter has been Vice President of Business Development and Corporate Planning with Smithfield Foods Corporation, where he is responsible for establishing joint ventures in Mexico, Canada, Japan, Korea, the European Community and Eastern Europe. Mr. Baxter serves as an Executive Director on the Board of Directors of the American Meat Institute as well as serving on the Board of Directors of the Meat Export Federation and Carl Akey Company. He is a member of the Federal, Ohio and Cincinnati Bar Associations.

Larry W. Wilton
Director since February 2006
Age 58

Larry W. Wilton graduated from the University of British Columbia’s Commerce Faculty with a degree in Sales/Marketing. Mr. Wilton joined Philips Consumer Products of Canada in 1980 and helped create the second largest consumer electronics company in Canada. While with Philips of Canada, he became Vice President of Consumer Products. He became the Group General Manager of Philips of Australia in 1985 and was later promoted to Managing Director of Philips of the United Kingdom in 1992. Returning to North America in 1994, he became Executive Vice President of Philips Lighting for the United States and Canada and, in 1996, Chief Executive Officer of Philips Lighting North America, a Fortune 500 company, a position he held until his retirement in 2002. From 1990 until 2002 he also sat on several of the Philips’ companies Boards of Directors, including Philips’ Small Domestic Appliance Business, Lighting and on the NV Philips world marketing board representing Lighting, Philips Lamp and Lighting and Philips NV Board Brand Equity. Mr. Wilton was on the National Electrical Manufacturing Association Board of Directors in Washington from 1996 until 2002 and has been an independent member of the Board of Directors for Hillman Company since 2004 and for U.P.G. Plastics since 2005.

Michael Raleigh
Director since February 2006
Age 50

Michael Raleigh holds a Bachelor of Science degree in Chemical Engineering from Queen’s University in Kingston, Ontario, Canada, and an MBA degree from the University of Colorado. He has 27 years of oilfield experience ranging across North and South America, the UK North Sea, Russia, the Caspian Sea area and the Middle East. In 1985, Mr. Raleigh co-founded an engineering and software development business ultimately acquired by Schlumberger Oilfield Services in late 1996. From 1997 through 2004 at Schlumberger, Mr. Raleigh oversaw project management and development for various oil and gas projects including secondary oil recovery and unconventional gas production projects focusing on tight gas, shale gas and coal bed methane. He joined Domain Energy Advisors, LLC in early 2005 and currently serves as a managing partner. Domain Energy Advisors provides technical and commercial expertise supporting independently managed funds investing in private and public small cap exploration and production companies.

No family relationships exist among the executive officers and directors of the Company. With the exception of Mr. Thomas Kelly, none of our remaining directors is currently a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended. With the exception of Messrs. C. Scott Wilson and Kenneth Levy, all of the members of our Board of Directors are independent, as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE-NAMED INDIVIDUALS TO SERVE AS DIRECTORS.

PROPOSAL # 2 - Approval of Appointment of Independent Auditors

Subject to approval by the shareholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as our independent auditors for its fiscal year ending March 31, 2007. Weaver and Tidwell, L.L.P. has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

Representatives of Weaver and Tidwell, L.L.P. will be present by telephone at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

The following table sets forth fees billed to us by Weaver and Tidwell, L.L.P. during the fiscal years ended March 31, 2006 and March 31, 2005 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. The Audit Related Fees were incurred as a result of consultations between our executive officers and Weaver and Tidwell, L.L.P. relating to the implementation of disclosure controls and procedures and the certification of same. Tax Fees were incurred for the preparation of our consolidated tax return and the preparation of various state income tax returns. Other Fees in the 2006 fiscal year were incurred from review by and consultation with Weaver and Tidwell, L.L.P. relating to our transactions with Lothian Oil Inc. Other Fees in the 2005 fiscal year included $10,540 related to research we requested and consultation regarding the filing of an SB-2 registration statement, issues related to stock options and issues related to our oil and gas operations and $1,635 related to consultations regarding the potential sale of oil and gas properties owned by us, including various alternatives and accounting treatments.

		March 31, 2006	March 31, 2005
(i)	Audit Fees	$43,000	$43,500
(ii)	Audit Related Fees	$0	$3,293
(iii)	Tax Fees	$4,875	$0
(iv)	All Other Fees	$1,500	$12,175

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

PROPOSAL#3 - Approval of Issuance of 33,333 Shares of Common Stock to Erick Richardson

In the past, in order to conserve our cash resources, on occasion we paid consultants and others rendering services to us with our securities. On August 22, 2005 we agreed to issue 33,333 shares of our Common Stock to Erick Richardson, a principal in the law firm of Richardson & Patel LLP, our legal counsel. On that date, the closing price of our Common Stock was $2.73.

We agreed to issue the Common Stock in full payment of legal services that were rendered to us by Richardson & Patel LLP. The legal services had a value of approximately $91,000. The number of shares of Common Stock to be issued was determined by negotiation. There are no other terms to this compensation plan and no other person is entitled to participate in it. The closing price of our Common Stock on the Record Date was $2.92 per share.

Reason for the Proposal

Nasdaq Marketplace Rule 4350(i)(1)(A) states that we must obtain stockholder approval of any equity compensation arrangement pursuant to which stock may be acquired by consultants. While we received shareholder approval at our Annual Meeting held on December 19, 2005 for various issuances of securities to be made to Richardson & Patel LLP, this issuance was inadvertently omitted from that proposal.

Advantages and Disadvantages of the Proposal

By issuing the Common Stock a significant payable is satisfied and a contractual obligation discharged, however, any issuance of additional shares has the effect of diluting our shareholders. We have already included these shares in our calculation of the number of shares outstanding.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ISSUANCE OF 33,333 SHARES OF COMMON STOCK TO ERICK RICHARDSON.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows beneficial ownership, on January 10, 2007, of shares of our Common Stock by all five percent shareholders, executive officers and directors.

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Owner	Of Class(1)
Lothian Oil Inc.	6,641,666(2)	71.01%
500 Fifth Avenue, Suite 2600
New York, New York 10110

C. Scott Wilson	525,000(3)	7.56%
200 North Loraine, Suite 400
Midland, Texas 79701

Thomas Kelly	1,666	*
405 North Marienfeld, Suite 200
Midland, Texas 79701

*Less than 1%.

(1) Based on 6,446,850 shares of Common Stock issued and outstanding as of January 10, 2007.

(2) Lothian Oil Inc. owns 3,735,000 shares of our common stock and warrants that allow it to purchase a total of 2,906,666 shares of common stock. The warrants were issued on October 7, 2005, are immediately exercisable and have five year terms.

(3) In exchange for consulting services rendered to Lothian Oil Inc., Lothian transferred to Mr. Wilson 25,000 shares of Lothian’s United Heritage common stock. As an inducement to him to become our Chief Executive Officer and President, we granted to Mr. Wilson options to purchase 500,000 shares of our common stock. The right to purchase one-third of the common stock vested on January 3, 2006, the right to purchase one-third of the common stock vested on January 3, 2007 and the right to purchase the remaining shares of common stock will vest on January 3, 2008. The exercise price is $1.05 per share and the terms of the options are 10 years.

COMPENSATION OF DIRECTORS

During the fiscal year ended March 31, 2006 no compensation was paid to directors for their service on the Board of Directors.

We do not have a standard or other arrangement pursuant to which directors are compensated for services provided as a director.

IDENTIFICATION OF EXECUTIVE OFFICERS

C. Scott Wilson, President and Chief Executive Officer

See discussion of business experience above.

Kenneth Levy, Secretary, Treasurer and Chief Financial Officer

See discussion of business experience above.

SUMMARY OF COMPENSATION

During the fiscal years ended March 31, 2005 and March 31, 2006, neither we nor our subsidiaries paid any cash compensation to our Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000. Upon his agreement to serve as our Chief Executive Officer and President, Mr. C. Scott Wilson received an option to purchase 500,000 shares of our Common Stock. The exercise price is $1.05 per share. We have no employment agreements with our executive officers.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
C. Scott Wilson, Chief Executive Officer and President(1)	2006	-0-(3)	-0-	-0-	$1,250,000(4)	-0-	-0-	-0-

Kenneth Levy, Chief Financial Officer and Secretary(1)	2006	-0-(3)	-0-	-0-		-0-	-0-	-0-

Walter Mize, Chief Executive Officer and President(2)	2006	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2005	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) On December 19, 2005 Mr. Levy was appointed as our Chief Financial Officer and Secretary and on December 28, 2005 Mr. Wilson was appointed as our President and Chief Executive Officer.

(2) Mr. Mize rendered services to us as our President and Chief Financial Officer until December 28, 2005.

(3) Mr. Wilson is paid a salary of $175,000 per year and Mr. Levy is paid a salary of $185,000 per year by Lothian Oil Inc.

(4) Mr. Wilson’s option vests over three years. This number represents the value of the option on the date of grant, without taking into consideration the vesting schedule. The option was valued in accordance with FAS 123R.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#)Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
C. Scott Wilson, Chief Executive Officer and President	166,666	333,334	-0-	$1.05	1/3/2016	N/A	N/A	N/A	N/A

Walter Mize, Chief Executive Officer and President	1,000,000	-0-	-0-	$1.50	3/31/2009	N/A	N/A	N/A	N/A

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

On October 7, 2005, Lothian Oil Inc., our largest shareholder, entered into a Securities Purchase Agreement with us. Pursuant to this agreement, Lothian purchased 1,093,333 shares of our common stock and warrants to purchase an additional 2,906,666 shares of common stock for an aggregate purchase price of $3,444,000, or $3.15 per share, in cash. The warrants have a term of five years and were issued as follows: (i) a warrant for the purchase of 953,333 shares with an exercise price of $3.15 per share; (ii) a warrant for the purchase of 1,000,000 shares with an exercise price of $3.36. per share; and (iii) a warrant for the purchase of 953,333 shares with an exercise price of $3.75 per share.

Proceeds from the sale of the securities were used to repay a line of credit made to us by Almac Financial Corporation, a corporation wholly-owned by Walter G. Mize, our former Chief Executive Officer, President and Chairman of our Board of Directors.

As part of the Agreement, Lothian and United Heritage entered into a series of agreements, including Development and Exploration Agreements relative to certain properties belonging to our subsidiaries, UHC Petroleum Corporation and UHC New Mexico Corporation, documents titled Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement, which created an assignment and assumption interest relative to a portion of our working interest in those properties, promissory notes in the amount of $4,000,000 and $2,500,000 and a Credit Agreement and Secured Credit Agreement, setting forth the terms of the loans.

On October 7, 2005 Lothian also entered into a Securities Purchase Agreement with certain of our shareholders, including Mr. Mize. Mr. Mize, together with six other shareholders, sold a total of 2,666,665 shares of common stock to Lothian. (Together, Mr. Mize and the other selling shareholders are referred to in this discussion as the “Selling Shareholders”.) Lothian paid an aggregate purchase price of $10,651,000 or $3.99 per share for the common stock. On the date of the sale, Mr. Mize owned a total of 1,709,863 shares of common stock, of which 1,693,530 shares were sold. Mr. Mize retained 16,333 issued and outstanding shares of common stock as well as an option to purchase 333,333 shares of common stock at a price of $1.50 per share. If not exercised, this option will expire on March 31, 2009.

Lothian paid the purchase price to the Selling Shareholders with a promissory note dated October 7, 2005 (the “Acquisition Date”). The promissory note accrues interest at the prime rate plus 1%. The promissory note will be paid in installments. On February 22, 2006, Lothian executed an amendment to the promissory note whereby it agreed to pay $1,000,000 of the principal amount on or before June 30, 2006. The first and second installments of $3,500,000 and $2,383,666, respectively, and the additional payment of $1,000,000 have been paid. The third installment of $2,383,666 will be due and payable on the second anniversary of the Acquisition Date and the promissory note will mature and an installment equal to the remaining unpaid principal amount and all accrued but unpaid interest will be due and payable on the third anniversary of the Acquisition Date.

To secure payment of the purchase price, on October 7, 2005 Lothian executed a Stock Pledge Agreement in favor of the Selling Shareholders. As the anniversary installments required by the promissory note are paid, 933,333 shares, 577,777 shares and 1,155,555 shares of common stock, respectively, will be released.

We received a line of credit of up to $6.5 million from Almac Financial Corporation, a corporation related to Walter G. Mize, formerly a major shareholder as well as our President and a director. The line of credit was secured by substantially all of our assets and those of the subsidiaries. We believe that this line of credit was on terms at least as favorable to us as terms we could have obtained from an unrelated lender. The line of credit has been paid in full and closed.

During the 2006 fiscal year, we received the use of office space and equipment from Walter G. Mize without charge. Mr. Mize was under no obligation to provide the use of the office space or equipment to us.

On February 22, 2006 we relocated our corporate headquarters to 405 North Marienfeld, Suite 200, Midland, Texas 79701. This facility consisted of approximately 2,070 square feet together with secretarial and other services. The rent was $2,500 per month. We subleased from Shamrock Equipment Company, Inc., which is controlled by Thomas Kelly, one of our directors.

On October 30, 2006 we relocated our corporate headquarters to 200 North Loraine, Suite 400, Midland, Texas 79701. This facility is provided to us by Lothian. The monthly rent for the use of this facility is $9,310, all of which is paid by Lothian.

Lothian has 45 employees, each of whom provides services to us at various times, including our Chief Executive Officer and our Chief Financial Officer. Six employees paid by Lothian work full-time for us. Lothian pays the salaries of all these employees.

STATUS AS A CONTROLLED COMPANY

Our Board of Directors has determined that we are a “controlled company” as defined by the rules of the Nasdaq Stock Market. A controlled company is a company of which more than 50% of the voting power is held by an individual, a group or another company. As the owner of approximately 58.3% of our Common Stock, Lothian Oil Inc. controls our company.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the 2006 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent in lieu of a meeting seven times. Each director attended all of the meetings of the Board during the fiscal year ended March 31, 2006.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for shareholders to send communications to its members. Any shareholder may send a communication to any member of the Board of Directors, in care of the Company’s address, 200 North Loraine, Suite 400, Midland, Texas 79701. The Company will forward any such communication to the Board member. If the shareholder would like the communication to be confidential, it should be so marked.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL SHAREHOLDERS’ MEETING

With the exception of Mr. C. Scott Wilson, who is required to attend our Annual Meeting, we do not currently have a policy with regard to attendance by the remaining members of the Board of Directors. All members of the Board of Directors attended the previous Annual Meeting of our shareholders.

REPORT ON COMMITTEES

The Board of Directors has one standing committee, its Audit Committee. Information regarding the Audit Committee is described below.

Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit the Company’s books and records annually, to discuss with the independent auditors and internal auditors the scope and results of any audit, to review and approve any nonaudit services performed by the Company’s independent auditing firm, and to review certain related party transactions. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The members of the Audit Committee are Messrs. Thomas Kelly, Larry W. Wilton and Raoul J. Baxter. The Audit Committee met four times in the 2006 fiscal year. The members of the Audit Committee are independent as that term is defined in section (a)15 of Rule 4200 of the Nasdaq Marketplace Rules.

The Board of Directors has determined that no single member of its Audit Committee meets the criteria of an audit committee financial expert. However, the Board of Directors believes that, together, the three members of the Audit Committee have the experience and knowledge that an audit committee financial expert would provide.

The Board of Directors does not have a Compensation Committee or a Nominating Committee.

DIRECTOR NOMINATION PROCESS

Because we are a controlled company, we do not have a standing Nominating Committee. Nominees to our Board of Directors are selected by the Board of Directors of Lothian Oil Inc., our largest shareholder. Each nominee to our Board of Directors expressed a willingness to serve during the 2008 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

Our Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders and, as a controlled company, the Board of Directors does not currently intend to adopt such a policy. While the Board of Directors may consider candidates recommended by shareholders, there is currently no requirement that it do so. To date, no shareholder has recommended a candidate for nomination to the Board. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

We do not have specific minimum qualifications that must be met before a nominee to our Board of Directors may be considered. Instead, the members of the Board look at the total qualifications presented by the candidate which may include, but not be limited to, business experience, experience in the oil and gas industry, an understanding of the accounting principles applicable to the oil and gas industry and generally accepted account principles, and education. A candidate for director must agree to abide by our Code of Business Conduct and Ethics.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Nasdaq Rule 4200(a)(14). The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended March 31, 2006.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2006 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending March 31, 2007.

Members of the Audit Committee Thomas Kelly Larry W. Wilton Raoul J. Baxter

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission.

Based upon a review of Forms 3 and 4 and any amendments thereto furnished to us during the fiscal year ended March 31, 2006, and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended March 31, 2006, management has determined that, during such fiscal year, the following directors, officers or 10% beneficial owners of our common stock failed to file on a timely basis with the Securities and Exchange Commission a required report on Form 3 or 4:

C. Scott Wilson
Bruce Ransom
Thomas Kelly
Larry W. Wilton
Raoul J. Baxter
Michael Raleigh

A Form 3 for Mr. Wilson was filed on May 18, 2006. Mr. Wilson was appointed as a member of our Board of Directors and as our Chief Executive Officer on December 28, 2005. On the date of his appointment, Mr. Wilson did not own securities in United Heritage Corporation. Messrs. Bruce Ransom, Thomas Kelly, Larry W. Wilton, Raoul J. Baxter and Michael Raleigh were appointed to our Board of Directors on February 22, 2006. With the exception of Mr. Kelly, who owned 1,666 shares of our common stock on the date of his appointment, none of the remaining individuals owned securities in United Heritage Corporation on the date of his appointment. Form 3s for Mr. Kelly and Mr. Wilton were filed on May 17, 2006, a Form 3 was filed for Mr. Raleigh on July 10, 2006 and Form 3s were filed for Mr. Baxter and Mr. Ransom on July 12, 2006.

On January 3, 2006 Mr. Wilson, our Chief Executive Officer and President, became the beneficial owner of 25,000 shares of our common stock. These shares were transferred by Lothian to Mr. Wilson for services rendered to Lothian. Also on January 3, 2006, an option to purchase 500,000 shares of our common stock was granted to Mr. Wilson in conjunction with his agreement to become our Chief Executive Officer and President. The option exercise price is $1.05 and the option term is 10 years. A Form 4 reporting these transactions was filed on July 12, 2006.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any shareholder who intends to present a proposal at the Annual Meeting in the year 2008 must deliver the proposal to our principal executive office no later than the close of business on September 22, 2007.

Notice of intention to present a proposal at the 2008 Annual Meeting should be addressed to Corporate Secretary, United Heritage Corporation, 200 North Loraine, Suite 400, Midland, Texas 79701. We reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

TRANSACTION OF OTHER BUSINESS

Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

PROXY

UNITED HERITAGE CORPORATION

This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting on February 20, 2007

This proxy will be voted as specified by the shareholder. If no specification is made, all shares will be voted “FOR” the approval of the three proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) C. Scott Wilson and Kenneth Levy, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said shareholder(s) at the Annual Meeting of the Shareholders of United Heritage Corporation to be held at the executive offices, located at 200 North Loraine, Suite 400, Midland, Texas 79701, on February 20, 2007 at 10:00 a.m. (Central Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

C. Scott Wilson	FOR ☐	WITHHOLD ☐
Kenneth Levy	FOR ☐	WITHHOLD ☐
Bruce Ransom	FOR ☐	WITHHOLD ☐
Thomas Kelly	FOR ☐	WITHHOLD ☐
Raoul J. Baxter	FOR ☐	WITHHOLD ☐
Larry W. Wilton	FOR ☐	WITHHOLD ☐
Michael Raleigh	FOR☐	WITHHOLD ☐

PROPOSAL # 2-RATIFICATION OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.

FOR ☐	AGAINST☐	ABSTAIN ☐

PROPOSAL # 3-RATIFICATION OF ISSUANCE OF 33,333 SHARES OF COMMON STOCK TO ERICK RICHARDSON

FOR ☐	AGAINST☐	ABSTAIN ☐

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

Signature_______________________________________Date___________________

Signature_______________________________________Date___________________

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.